UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2020 (February 3, 2020)

Commission file number 001-16583.
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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	58-2632672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia 30309-7676
(Address of principal executive offices)
(404) 853-1400
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 3, 2020, the Board of Directors (the “Board”) of Acuity Brands, Inc. (the “Company”) increased the size of the Board from 10 to 11 members and elected Maya Leibman to the Board. Ms. Leibman, whose term will expire at the next annual meeting of stockholders, was also appointed to the Governance and Compensation Committees.
Ms. Leibman, age 54, has served as the Executive Vice President and Chief Information Officer for American Airlines Group, Inc. (“AA”) since November 2015. Prior to that, Ms. Leibman served as Senior Vice President and Chief Information Officer of AA from December 2011 to November 2015 and as President of AAdvantage Loyalty Program from January 2010 to December 2011.
There are no arrangements between Ms. Leibman and any other person pursuant to which Ms. Leibman was selected as a director, nor are there any transactions to which the Company is or was a participant and in which Ms. Leibman has a material interest subject to disclosure under Item 404(a) of Regulation S-K. No family relationships exist between Ms. Leibman and any of the Company’s directors or executive officers.
Ms. Leibman will participate in the standard non-employee director compensation arrangements described in the Company’s 2019 proxy statement. In accordance with the standard compensation arrangements, the Board approved a one-time restricted stock award for Ms. Leibman with a value of $20,000 under the Corporation’s Amended and Restated 2012 Omnibus Stock Incentive Compensation Plan. The stock award will vest ratably over three years. Additionally, the Company has entered into its standard form of Indemnification Agreement with Ms. Leibman that provides for the Company to indemnify directors against all expenses (as defined in the agreement), judgments, fines, and amounts paid in settlement actually and reasonably incurred by a director and arising out of the director’s service. The Form of Indemnification Agreement, filed as Exhibit 10.1 to this Current Report on Form 8‑K, was previously filed with the Commission in a Form 8-K on February 9, 2010.
Item 8.01. Other Events.
On February 3, 2020, the Company issued a press release announcing the appointment of Ms. Leibman. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement (Incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K filed with the Securities and Exchange Commission on February 9, 2010).
99.1	Press Release dated February 3, 2020.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 3, 2020

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
10.1	Form of Indemnification Agreement.	(Incorporated by reference to Exhibit 10.1 to the registrant’s Form 8-K filed with the Securities and Exchange Commission on February 9, 2010).
99.1	Press Release dated February 3, 2020.	(Filed with the Commission as part of this Form 8-K).